UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206)

517-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2022, the Board of Directors (the “Board”) of Impinj, Inc. (the “Company”), acting upon the recommendation of the Board’s Nominating and Corporate Governance Committee, approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately.

The amendments add a new Section 2.15 to implement proxy access beginning with the Company’s annual meeting of stockholders to be held in 2023. The proxy access provision will permit a stockholder, or a group of no more than 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s proxy materials (i) one director nominee if the number of directors to be elected at an annual meeting is seven or less, and (ii) if the number of directors to be elected at an annual meeting is greater than seven, director nominees constituting up to the greater of 20% of the Board or two directors, provided in each case that the requirements set forth in the Bylaws are satisfied.

The amendments also include various conforming, technical, modernizing and other administrative changes, including requiring that proponents of stockholder proposals be a stockholder of record at the time of the giving of the notices required by the Bylaws, on the record date for the determination of stockholders entitled to vote at the meeting, and on the date of the meeting at which such stockholder proposal is to be presented; clarifying the rights of the Company to request additional information regarding stockholder proposals; and clarifying the period during which stockholders may nominate nominees for newly created directorships following the public announcement thereof.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws of Impinj, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.

Date: April 21, 2022	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer